                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           May 8, 2001
                                                   -----------------------------

                          GOLD BANC CORPORATION, INC.

             (Exact name of registrant as specified in its charter)

           KANSAS                       0-28936                 48-1008593
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)

11301 Nall Avenue, Leawood, Kansas                                  66211
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:        (913) 451-8050
                                                     ---------------------------

                                     None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     On April 25, 2001, Gold Banc Corporation, Inc. ("the Company") held its 2000 Annual Shareholders Meeting. Attached as Exhibit 99 to this report, is a summary of the Company's presentation to the Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2001.

                              Gold Banc Corporation, Inc.

                              By:  /s/ Keith E. Bouchey
                                   -------------------------------------
                                   Keith E. Bouchey, Corporate Secretary

                                       2